SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):  June 4, 1997


                             Sassco Fashions, Ltd.
             (Exact name of registrant as specified in its charter)


                                   Delaware
                 (State or other jurisdiction of incorporation)


       022-22269                           223497645
    Commission File Number             (IRS Employer Identification No.)


       77 Metro Way, Secaucus, New Jersey                     07094
    (Address of principal executive offices)                   (Zip Code)


                                  (201) 864-0328
                         Registrant's Telephone Number
















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         Item 5.  Other Events.

                   Capitalized terms not otherwise defined in this Form 8-K have the respective meanings assigned to them in the Fourth Amended and Restated Joint Plan of Reorganization for Debtors Pursuant to Chapter 11 of the United States Bank-ruptcy Code Proposed by Debtors and Creditors' Committee, dated April 18, 1997 (the "Plan") a copy of which is attached as Exhibit 4 hereto.

                   Pursuant to the Plan, and by order of the Bank-ruptcy Court, dated April 21, 1997, confirming such Plan. On June 4, 1997, The Leslie Fay Companies, Inc., a Delaware corporation ("Leslie Fay") was restructured and Sassco Fashions, Ltd., a Delaware corporation ("Sassco"), and a division of Leslie Fay, was transferred to Leslie Fay's creditors as a new entity. In connection therewith, Sassco issued $110,000,000 in aggregate principal amount of 12.75% Senior Notes Due 2004 (the "Notes") to John J. Caliolo, solely in his capacity as Disbursing Agent, pursuant to an indenture dated as of June 4, 1997 by and between Sassco and IBJ Schroder Bank and Trust Company, as Trustee (the "Trustee"). In addition, Sassco and the Trustee executed a Supplemental Indenture, dated as of June 30, 1997 with respect to the Notes.


         Item 6.  Exhibits.

                   1. Indenture, dated as of June 4, 1997 by and between Sassco Fashions, Ltd. and IBJ Schroder Bank & Trust Company, as trustee (filed herewith).

                   2. Form of Note (attached as Exhibit A to Exhibit 1, filed herewith).

                   3. Supplemental Indenture, dated as of June 30, 1997 by and between Sassco Fashions, Ltd. and IBJ Schroder Bank and Trust Company, as trustee (filed herewith).

                   4. Fourth Amended and Restated Joint Plan of Reorganization for Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code Pro-posed by Debtors and Creditors' Committee, dated April 18, 1997 (filed herewith).












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                                   SIGNATURE



                   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed, thereunto duly authorized.


         Dated:  July 14, 1997

                                      SASSCO FASHIONS, LTD.



                                      By: /s/ Dennis P. Kelley
                                          Name: Dennis P. Kelley
                                          Title: Chief Financial Officer





































                                  Page 3 of 3





                                  EXHIBIT LIST



                                                              Page No.

         1. Indenture, dated as of June 4, 1997 by and between Sassco Fashions, Ltd. and IBJ Schroder
              Bank & Trust Company, as trustee (filed herewith).

         2. Form of Note (attached as Exhibit A to Exhibit 1, filed herewith).

         3.   Supplemental Indenture, dated as of June 30,
              1997 by and between Sassco Fashions, Ltd. and IBJ Schroder Bank and Trust Company, as trustee (filed herewith).

         4.   Fourth Amended and Restated Joint Plan of
              Reorganization for Debtors Pursuant to Chapter
              11 of the United States Bankruptcy Code
              Proposed by Debtors and Creditors' Committee, dated April 18, 1997 (filed herewith).